                                                                     EXHIBIT 4.5


            FIRST AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

         THIS FIRST AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT") is made as of this 25th day of April, 2000, by and among DigitalConvergence.:Com Inc., a Delaware corporation (the "COMPANY") and the Investors shown on the signature pages hereof (collectively, the "INVESTORS" and each individually an "INVESTOR").


                                    RECITALS

         WHEREAS, each of the Investors now or may hereafter own equity securities of the Company (including, without limitation, shares of the Company's Common Stock, $0.01 par value per share (the "COMMON STOCK")), a class or series of preferred stock (including, without limitation, shares of the Company's Series A Convertible Preferred Stock, $0.01 par value per share (the "SERIES A PREFERRED"), shares of the Company's Series B Convertible Preferred Stock, $0.01 par value per share (the "SERIES B PREFERRED"), and shares of the Company's Series C Convertible Preferred Stock, $0.01 par value per share (the "SERIES C PREFERRED")), options, warrants, instruments convertible or exchangeable into such securities or rights to acquire such securities;

         WHEREAS, this Agreement amends and restates the Registration Rights Agreement dated as of September 29, 1999 among the holders of the Series A Preferred, the Company and the other parties thereto;

         WHEREAS, NBC-DCCI Holding, Inc. (including any affiliate of NBC-DCCI Holding, Inc. to which Restricted Stock (as defined in Section 1) may have been issued or transferred, "NBC" and the Company have entered into two Warrant Agreements on April 18, 2000 (the "Warrant Agreements"), granting NBC the right to acquire up to 3,752,445 shares (the "First Warrant") and 4,505,165 shares, subject to adjustment (the "Second Warrant" and together with the First Warrant, the "Warrants"), respectively, of Common Stock, as adjusted pursuant to the terms of the Warrant Agreements; and

         WHEREAS, the Investors, including NBC, and the Company desire to be granted and to grant the rights created herein.

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned parties hereto agree as follows:

         1. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

                  "COMMISSION" shall mean the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

                  "COMMON STOCK" shall mean the Common Stock, $0.01 par value per share, of the Company, as constituted as of the date of this Agreement.

                  "CONVERSION SHARES" shall mean shares of Common Stock issued or issuable upon conversion of the Preferred Stock.

                  "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                  "PREFERRED STOCK" shall mean the Series A Preferred, the Series B Preferred and the Series C Preferred.

                  "QUALIFIED PUBLIC OFFERING" shall mean the closing of an underwritten public offering of Common Stock pursuant to an effective registration statement under the Securities Act in which: (i) the gross proceeds equal or exceed $75,000,000 and (ii) the aggregate market value of the Common Stock of the Company immediately prior to the closing of the underwritten public offering, but assuming the conversion of each then outstanding share of Preferred Stock (and determined utilizing the offering price in such underwriting), equals or exceeds $750,000,000.

                  "REGISTRATION EXPENSES" shall mean the expenses so described in SECTION 8.

                  "RESTRICTED STOCK" shall mean the Conversion Shares and any other shares of Common Stock held by any Investor or the permitted transferee of any Investor, excluding Conversion Shares or other shares of Common Stock which have (a) been registered under the Securities Act pursuant to an effective registration statement filed thereunder and disposed of in accordance with the registration statement covering them, (b) been publicly sold pursuant to Rule 144 under the Securities Act or (c) ceased to be outstanding.

                  "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                  "SELLING EXPENSES" shall mean the expenses so described in
         SECTION 8.

         2. RESTRICTIVE LEGEND. Each certificate representing shares of Restricted Stock or Preferred Stock shall, except as otherwise provided in this
SECTION 2 or in SECTION 3, be stamped or otherwise imprinted with a legend substantially in the following form:

                  "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS IT HAS BEEN REGISTERED UNDER SUCH ACT AND ALL SUCH APPLICABLE LAWS OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE."

A certificate shall not bear such legend if in the opinion of counsel satisfactory to the Company (it being agreed that Vinson & Elkins L.L.P., Jenkens & Gilchrist, a Professional Corporation, or Skadden, Arps, Slate, Meagher & Flom LLP shall be satisfactory) the securities represented thereby may be publicly sold without registration under the Securities Act and any applicable state securities laws.

         3. NOTICE OF PROPOSED TRANSFER. Prior to any proposed transfer of any shares of Restricted Stock or Preferred Stock (other than under the circumstances described in SECTIONS 4, 5 or 6), the holder thereof shall give written notice to the Company of its intention to effect such transfer. Each such notice shall describe the manner of the proposed transfer and, if requested by the Company, shall be accompanied by an opinion of counsel satisfactory to the Company (it being agreed that Vinson & Elkins L.L.P., Jenkens & Gilchrist, a Professional Corporation, or Skadden, Arps, Slate, Meagher & Flom LLP shall be satisfactory) to the effect that the proposed transfer may be effected without registration under the Securities Act and any applicable state securities laws, whereupon the holder of such stock shall be entitled to transfer such stock in accordance with the terms of its notice; PROVIDED, HOWEVER, that no such opinion of counsel shall be required for a transfer to one or more partners of the transferor (in the case of a transferor that is a partnership) or to an affiliate. Each certificate for shares of Restricted Stock or Preferred Stock transferred as above provided shall bear the legend set forth in SECTION 2, except that such certificate shall not bear such legend if (a) such transfer is in accordance with the provisions of Rule 144 (or any other rule permitting public sale without registration under the Securities Act) or (b) the opinion of counsel referred to above is to the further effect that the transferee and any subsequent transferee (other than an affiliate of the Company) would be entitled to transfer such securities in a public sale without registration under the Securities Act. The restrictions provided for in this SECTION 3 shall not apply to securities which are not required to bear the legend prescribed by
SECTION 2 in accordance with the provisions of that Section.

         4.       REQUIRED REGISTRATION.

                  (a) If, at any time after 180 days from the date of the first public offering of Common Stock pursuant to an effective registration statement under the Securities Act (including, without limitation, a Qualified Public Offering), the holder or holders of Restricted Stock, other than NBC, may request (pursuant to this SECTION 4(a)) the Company to register under the Securities Act the shares of Restricted Stock held by such requesting holder or holders for sale in the manner specified in the notice; PROVIDED, HOWEVER, that no such registration shall be required for an amount less than ten percent (10%) of the aggregate number of shares of Restricted Stock held by Investors, other than NBC, immediately after the completion of the issuance of the shares of Series B Preferred and Series C Preferred on the date hereof. Notwithstanding anything to the contrary contained herein, no request may be made under this SECTION 4(a) within 180 days after the effective date of a registration statement filed by the Company covering a firm commitment underwritten public offering in which the holders of Restricted Stock shall have been entitled to join pursuant to SECTIONS 5 or 6 and in which there shall have been effectively registered all shares of Restricted Stock as to which registration shall have been requested.

                  (b) If, at any time after 180 days from the date of the first public offering of Common Stock pursuant to an effective registration statement under the Securities Act (including, without limitation, a Qualified Public Offering), NBC may request (pursuant to this SECTION 4(b)) the Company to register under the Securities Act the shares of Restricted Stock held by NBC for sale in the manner specified in the notice; PROVIDED, HOWEVER, that no such registration shall be required for an amount less than fifteen percent (15%) of the aggregate number of shares of Restricted Stock for which the Warrants were exercisable as of the date of original issuance, as adjusted pursuant to the terms of the Warrant Agreements. Notwithstanding anything to the contrary contained herein, no request may be made under this SECTION 4(b) within 180 days after the effective date of a registration statement filed by the Company covering a firm commitment underwritten public offering in which the holders of Restricted Stock shall have been entitled to join pursuant to SECTIONS 5 or 6 and in which there shall have been effectively registered all shares of Restricted Stock as to which registration shall have been requested.

                  (c) Following receipt of any notice under this SECTION 4, the Company shall promptly (but in any event within 10 days) notify in writing all holders of Restricted Stock from whom notice has not been received and shall use its best efforts to register under the Securities Act, for public sale in accordance with the method of disposition specified in such notice from requesting holders, the number of shares of Restricted Stock specified in such notice (and in all written notices received by the Company from other holders within 30 days after the giving of such notice by the Company). If such method of disposition shall be an underwritten public offering, the holders of at least a majority of the shares of Restricted Stock to be sold in such offering who exercised their registration rights pursuant to SECTION 4(a) or 4(b) hereof may designate the managing underwriter(s) of such offering, subject to the approval of the Company, which approval shall not be unreasonably withheld or delayed. The Company shall be obligated to register Restricted Stock pursuant to SECTIONS 4(a) and (b) as follows:

         (i) The holder or holders of Restricted Stock other than NBC shall be entitled to three (3) demand registrations pursuant to
                  SECTION 4(a) only; and

         (ii) NBC shall be entitled to (x) one demand registration, if NBC has exercised all or any portion of the First Warrant and (y) an additional two demand registrations if NBC has exercised the First Warrant in full and all or any portion of the Second Warrant.

If a holder or holders of Restricted Stock other than NBC request the Company to register shares of Restricted Stock in accordance with SECTION 4(a), NBC may join in such request as a demanding holder under SECTION 4(b), provided that NBC satisfies the fifteen percent (15%) threshold specified therein. Otherwise, if NBC does not effectively exercise its demand right under SECTION 4(b), NBC may join in the requested registration under SECTION 5. Likewise, if NBC requests the Company to register shares of Restricted Stock in accordance with SECTION 4(b), the other holders of Restricted Stock may join in such request as demanding holders under SECTION 4(a), provided that such holders satisfy the ten percent (10%) threshold specified therein. Otherwise, if one or more holders do not effectively exercise their demand rights under SECTION 4(a), such holder or holders may join in the requested registration under SECTION 5. The Company's obligation to register Restricted Stock pursuant to SECTION 4 shall not be deemed satisfied in respect of any registration: (i) unless a registration statement covering at least 85% of the shares of Restricted Stock specified in notices received as aforesaid, for sale in accordance with the method of disposition specified by the requesting holders, shall have become effective,
(ii) if after a registration statement has become effective, such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason, resulting in a failure to consummate the offering of Restricted Stock offered thereby, (iii) if after a registration statement has become effective, the offering of Restricted Stock offered thereby is not consummated due to factors beyond the control of the holders of such Restricted Stock, including, without limitation, in the context of a proposed firm commitment underwriting, the fact that the underwriters have advised the holders of such Restricted Stock that such Restricted Stock cannot be sold at a net price equal to or above the net price anticipated at the time of filing of the preliminary prospectus, or (iv) if the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied through no fault of the holders of such Restricted Stock. The Company shall be entitled to include in any registration statement referred to in this SECTION 4, for sale in accordance with the method of disposition specified by the requesting holders, shares of Common Stock to be sold by the Company for its own account. In the event that any registration pursuant to this SECTION 4 shall be, in whole or in part, an underwritten public offering of Common Stock and the managing underwriter advises the Company that inclusion of all such Restricted Stock would adversely affect the marketing of the offering, the Company shall allocate the shares of Common Stock to be included in such registration as follows: (A) first, to the holders of Restricted Stock requesting, pursuant to this SECTION 4, that shares of Restricted Stock be included in the registration, pro rata on the basis of the number of shares of Restricted Stock requested to be included in the registration pursuant to SECTION 4, (B) second, to the extent of any remaining shares to be included in the registration, to holders of Restricted Stock exercising their rights pursuant to SECTION 5 hereof, pro rata on the basis of the number of shares of Restricted Stock requested to be included in the registration, (C) third, to the extent of any remaining shares to be included in the registration, to the Company, and (D) fourth, to the extent of any remaining shares to be included in the registration, to all other persons requesting shares of Common Stock to be included in the registration, pro rata on the basis of the number of shares of Common Stock requested to be included in the registration.

         5. INCIDENTAL REGISTRATION. If the Company at any time within ten (10) years after the Company's first firm commitment underwritten public offering proposes to register any of its securities under the Securities Act for sale to the public, whether for its own account or for the account of other security holders or both (except with respect to registration statements on Forms S-4, S-8 or another form not available for registering the Restricted Stock for sale to the public), each such time it will give written notice as promptly as reasonably practicable to all holders of outstanding Restricted Stock of its intention so to do. Upon the written request of any such holder, received by the Company within 30 days after the receipt of any such notice, to register any of its Restricted Stock, the Company will use its best efforts to cause the Restricted Stock as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent requisite to permit the sale or other disposition by the holder of such Restricted Stock so registered. In the event that any registration pursuant to this SECTION 5 shall be, in whole or in part, an underwritten public offering of Common Stock and the managing underwriter advises the Company that inclusion of all such Restricted Stock would adversely affect the marketing of the offering, the Company shall allocate the shares of Common Stock to be included in such registration as follows:
(A) first, to the person(s) who initiated such registration for all securities requested to be offered by such person(s), (B) second, to the holders of Restricted Stock requesting, pursuant to this SECTION 5, that shares of Restricted Stock be included in the registration and to any other holders of "piggyback" registration rights requesting inclusion, pro rata on the basis of the number of shares of Restricted Stock and/or Common Stock requested to be included in the registration, (C) third, to the extent of any remaining shares to be included in the registration, to the Company if the Company did not initiate such registration for the sale of securities for its own account, and (D) fourth, to the extend of any remaining shares to be included in the registration, to all other persons requesting shares of Common Stock to be included in the registration, pro rata on the basis of the number of shares of Common Stock requested to be included in the registration. Notwithstanding the foregoing provisions, the Company may withdraw or cease proceeding with any registration statement referred to in this SECTION 5 without thereby incurring any liability to the holders of Restricted Stock; provided, however, without prejudice to the rights of any holder or holders of Restricted Stock entitled to do so to request that such registration be effected as a registration under SECTIONS 4(a) or 4(b), as the case may be.

         6. REGISTRATION ON FORM S-3. To the extent within the Company's control, the Company shall use its reasonable best efforts to qualify for registration on Form S-3 as soon as legally possible. If at any time (a) a holder or holders of Restricted Stock requests that the Company file a registration statement on Form S-3 or any successor thereto for a public offering of all or any portion of the shares of Restricted Stock held by such requesting holder or holders, the aggregated proposed offering price is not less than $10,000,000 for any such registration, and (b) the Company is a registrant entitled to use Form S-3 or any successor thereto to register such shares for secondary sales, then the Company shall use its best efforts to register under the Securities Act on Form S-3 or any successor thereto for public sale in accordance with the method of disposition specified in such notice, the number of shares of Restricted Stock specified in such notice. Whenever the Company is required by this SECTION 6 to use its best efforts to effect the registration of Restricted

Stock, each of the procedures and requirements of SECTION 4 (including, but not limited to, the requirement that the Company notify in writing all holders of Restricted Stock from whom notice has not been received and provide them with the opportunity to participate in the offering) shall apply to such registration; PROVIDED, HOWEVER, that the requirements contained in the first sentence of SECTION 4(a) shall not apply to any registration on Form S-3 which may be requested and obtained under this SECTION 6; and PROVIDED, FURTHER, HOWEVER, that there shall be no limitation on the number of registrations on Form S-3 which may be requested and obtained under this
SECTION 6. Subject to the above, in the event that the Company has effected three or more registrations on Form S-3 pursuant to this SECTION 6 during any 12 month period, any additional registration(s) on Form S-3 requested pursuant to this SECTION 6 during such 12 month period shall be at the expense of the requesting holder.

         7. REGISTRATION PROCEDURES. If and whenever the Company is required by the provisions of SECTIONS 4, 5 or 6 to use its best efforts to effect the registration of any shares of Restricted Stock under the Securities Act, the Company will, as expeditiously as possible:

                  (a) prepare and, within 90 days after the end of the period within which requests for registration may be given to the Company or in any event as soon thereafter as possible, file with the Commission a registration statement (which, in the case of an underwritten public offering pursuant to SECTION 4, shall be on Form S-1 or other form of general applicability satisfactory to the managing underwriter selected as therein provided) with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby (determined as hereinafter provided), PROVIDED that, before filing such registration statement or any amendments thereto, the Company will furnish copies of all such documents proposed to be filed to counsel selected by the Investors in accordance with Section 13(l);

                  (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period specified in paragraph (a) above and comply with the provisions of the Securities Act with respect to the disposition of all Restricted Stock covered by such registration statement in accordance with the sellers' intended method of disposition set forth in such registration statement for such period;

                  (c) furnish to each seller of Restricted Stock and to each underwriter, if any, such number of copies of the registration statement and of each amendment and supplement thereto (in each case including all exhibits) and the prospectus included therein (including each preliminary prospectus) as such persons reasonably may request in order to facilitate the public sale or other disposition of the Restricted Stock covered by such registration statement;

                  (d) use its best efforts to register or qualify the Restricted Stock covered by such registration statement under the securities or "blue sky" laws of such jurisdictions as the sellers of Restricted Stock or, in the case of an underwritten public offering, the managing underwriter reasonably shall request and to keep such registrations or qualifications in effect for so long as such

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registration statement remains in effect, and take any other action which may be reasonably necessary or advisable to enable such seller and the underwriter to consummate the disposition in such jurisdictions of the securities; PROVIDED, HOWEVER, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

                  (e) use its best efforts to list the Restricted Stock covered by such registration statement with any securities exchange on which the Common Stock of the Company is then listed;

                  (f) promptly notify each seller of Restricted Stock and each underwriter under such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and at the request of such seller promptly prepare and furnish to such seller and to each underwriter, if any, a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

                  (g) if the offering is underwritten and at the request of any seller of Restricted Stock, use its best efforts to furnish on the date that Restricted Stock is delivered to the underwriters for sale pursuant to such registration: (i) an opinion dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters and to such seller, stating that such registration statement has become effective under the Securities Act and that (A) to the best knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act, (B) the registration statement, the related prospectus and each amendment or supplement thereof comply as to form in all material respects with the requirements of the Securities Act (except that such counsel need not express any opinion as to financial statements, notes or schedules thereto or other financial, statistical and accounting data or information contained therein) and
(C) to such other effects as reasonably may be requested by counsel for the underwriters or by such seller or its counsel and (ii) a letter dated such date from the independent public accountants retained by the Company, addressed to the underwriters and to such seller, stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Company included in the registration statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five business days prior to the date of such letter) with respect to such registration as such underwriters reasonably may request; and

                  (h) make available for inspection by each seller of Restricted Stock, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement.

         For purposes of SECTIONS 7(a) and 7(b) and of SECTION 4, the period of distribution of Restricted Stock in a firm commitment underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it, and the period of distribution of Restricted Stock in any other registration shall be deemed to extend until the earlier of the sale of all Restricted Stock covered thereby and 180 days after the effective date thereof.

         In connection with each registration hereunder, the sellers of Restricted Stock will furnish to the Company in writing such information with respect to themselves and the proposed distribution by them as reasonably shall be necessary in order to assure compliance with federal and applicable state securities laws.

         In connection with each registration pursuant to SECTIONS 4, 5 or 6 covering an underwritten public offering: (x) the Company and each seller agree to enter into a written agreement with the managing underwriter selected in the manner herein provided in such form and containing such provisions as are customary in the securities business for such an arrangement between such underwriter and companies of the Company's size and investment stature and (y) each seller of Restricted Stock agrees that, upon receipt of any notice (a "Suspension Notice") from the Company of the happening of any event rendering statements contained in such registration statement untrue or misleading, such seller of Restricted Stock shall forthwith discontinue disposition of Restricted Stock until receipt by such seller of Restricted Stock of the supplemented or amended prospectus, or until it is advised in writing (the "Advice") by the Company that the use of the prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the prospectus, and, if so directed by the Company, such seller of Restricted Stock will deliver to the Company all copies, other than permanent file copies then in the possession of such Seller of Restricted Stock, of the prospectus covering such Restricted Stock current at the time of receipt of such notice; provided, however, that in the case of a public offering that is not underwritten such postponement of sales of Restricted Stock by the holders shall not exceed ninety (90) days in the aggregate during any one year period. In the event the Company provides a Suspension Notice, any relevant time period set forth in this Agreement shall be extended by the number of days during the period from and including the date of the giving of the Suspension Notice to and including the date when each seller of Restricted Stock covered by such registration statement shall have received the copies of the supplemented or amended prospectus or the Advice. The Company shall use its best efforts and take such actions as are necessary to render the Advice as promptly as practicable. In any event, the Company shall not be entitled to deliver more than three (3) Suspension Notices in any one year in the case of public offerings that are not underwritten.

         8. EXPENSES. All expenses incurred by the Company in complying with SECTIONS 4, 5 and 6, including, without limitation, all registration and filing fees, listing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars, costs of insurance and reasonable fees and disbursements of one counsel for the sellers of Restricted Stock, but excluding any Selling Expenses, are called "REGISTRATION EXPENSES." All underwriting discounts, selling commissions and any fees and disbursements of independent public accountants for the holders of Restricted Stock applicable to the sale of Restricted Stock are called "SELLING EXPENSES".

         The Company will pay all Registration Expenses in connection with each registration statement under SECTIONS 4, 5 or 6 (except as otherwise specifically provided in SECTION 6). All Selling Expenses in connection with each registration statement under SECTIONS 4, 5 or 6 shall be borne by the participating sellers in proportion to the number of shares sold by each, or by such participating sellers other than the Company (except to the extent the Company shall be a seller) as they may agree.

         9.       INDEMNIFICATION AND CONTRIBUTION.

                  (a) In the event of a registration of any of the Restricted Stock under the Securities Act pursuant to SECTIONS 4, 5 or 6, the Company will, and hereby does agree to, indemnify and hold harmless each seller (including its officers and directors and partners) of such Restricted Stock thereunder, each underwriter of such Restricted Stock thereunder and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such seller, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Restricted Stock was registered under the Securities Act pursuant to SECTIONS 4, 5 or 6, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or any violation or alleged violation by the Company of the Securities Act, Exchange Act or applicable "blue sky" laws, and will reimburse each such seller, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with written information furnished by any such seller, any such underwriter or any such controlling person in writing specifically for use in such registration statement or prospectus or arise from such seller's (or any affiliate thereof) failure to deliver a copy of the registration statement or prospectus or any amendments thereafter the Company has furnished such seller or affiliate.

                  (b) In the event of a registration of any of the Restricted Stock under the Securities Act pursuant to SECTIONS 4, 5 or 6, each seller of such Restricted Stock thereunder, severally and not jointly, will indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages, liabilities and expenses, joint or several, to which the Company or such officer, director, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Restricted Stock was registered under the Securities Act pursuant to SECTIONS 4, 5 or 6, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that such seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with any written information pertaining to such seller, as such, furnished in writing to the Company by such seller specifically for use in such registration statement or prospectus; and PROVIDED, FURTHER, HOWEVER, that the liability of each seller hereunder shall be limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the public offering price of the shares sold by such seller under such registration statement bears to the total public offering price of all securities sold thereunder, but not in any event to exceed the proceeds received by such seller from the sale of Restricted Stock covered by such registration statement.

                  (c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this SECTION 9 and shall only relieve it from any liability which it may have to such indemnified party under this
SECTION 9 if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this SECTION 9 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; PROVIDED, HOWEVER, that (i) if such defense is not assumed by the indemnifying party as permitted hereunder, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld) and
(ii) if such defense is assumed by the indemnifying party pursuant to the provisions hereof, such indemnifying party shall not settle or otherwise compromise the applicable claim unless (x) such settlement or compromise contains a full and unconditional release of the indemnified party or (y) the indemnified party otherwise consents in writing; and PROVIDED, FURTHER, HOWEVER, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to select one separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

                  (d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any holder of Restricted Stock exercising rights under this Agreement, or any controlling person of any such holder, makes a claim for indemnification pursuant to this SECTION 9 but it is judicially determined that such indemnification may not be enforced in such case notwithstanding the fact that this SECTION 9 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such selling holder or any such controlling person in circumstances for which indemnification is provided under this SECTION 9; then, and in each such case, the Company and such holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of the holder on the one hand and of the Company on the other in connection with the statements or omissions that resulted in such loss, claim, damage, or liability as well as any other relevant equitable considerations. The relative fault of the holder and of the Company shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the holder or by the Company and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission; PROVIDED, HOWEVER, that, in any such case, (A) no such holder will be required to contribute any amount in excess of the public offering price of all such Restricted Stock offered by it pursuant to such registration statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

         10. CHANGES IN COMMON STOCK OR PREFERRED STOCK. If, and as often as, there is any change in the Common Stock or the Preferred Stock by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby shall continue with respect to the Common Stock or the Preferred Stock as so changed.

         11. RULE 144 REPORTING. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Stock to the public without registration, at all times after 90 days after the effective date of the first registration statement covering a public offering of securities of the Company under the Securities Act, the Company agrees to:

                  (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

                  (b) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

                  (c) furnish to each holder of Restricted Stock forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of such Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as a holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a holder to sell any such securities without registration.

         12. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to you as follows:

                  (a) The execution, delivery and performance of this Agreement by the Company have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, the Certificate of Incorporation or By-laws of the Company or any provision of any indenture, agreement or other instrument to which it or any or its properties or assets is bound, conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Company.

                  (b) This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms.

         13.      MISCELLANEOUS.

                  (a) All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto (including without limitation transferees of any Restricted Stock or Preferred Stock), whether so expressed or not.

                  (b) All notices, requests, consents and other communications hereunder shall be in writing and shall be delivered in person, mailed by certified or registered mail, return receipt requested, or sent by telecopier or telex, addressed as follows:

                           (i) if to the Company at its address or if to any other party hereto, at the address of such party set forth on the signature pages hereto; or

                           (ii) if to any subsequent holder of Restricted Stock
                  or Preferred Stock, to it at such address as may have been furnished to the Company in writing by such holder;

or, in any case, at such other address or addresses as shall have been furnished in writing to the Company (in the case of a holder of shares of Restricted Stock or Preferred Stock) or to the holders of shares of Restricted Stock or Preferred Stock (in the case of the Company) in accordance with the provisions of this paragraph.

                  (c) This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

                  (d) This Agreement may not be amended or modified and no provision thereof may be waived, without the written consent of the Company, the holders of at least two-thirds of the outstanding shares of Restricted Stock, excluding shares of Restricted Stock held by NBC, and NBC if and for so long as NBC holds at least 35% of the aggregate number of shares of Restricted Stock for which the Warrants were exercisable as of the date of original issuance, as adjusted pursuant to the terms of the Warrant Agreements.

                  (e) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  (f) If requested in writing by the underwriters, for the initial underwritten public offering of Common Stock of the Company, each holder of Restricted Stock who is a party to this Agreement shall agree not to distribute or sell publicly any shares of Restricted Stock or any other shares of Common Stock (other than shares of Restricted Stock or other shares of Common Stock being registered in such offering), without the consent of such underwriters, for a period of not more than 180 days following the effective date of the registration statement relating to such offering; PROVIDED, HOWEVER, that all persons entitled to registration rights with respect to shares of Common

Stock who are not parties to this Agreement, all other persons selling shares of Common Stock in such offering, all persons holding in excess of 1% of the capital stock of the Company on a fully diluted basis and all executive officers and directors of the Company shall also have agreed not to sell publicly their Common Stock under the circumstances and pursuant to the terms set forth in this SECTION 13(f).

                  (g) Except for registration statements of the Company on Forms S-4, S-8 or any successor thereto or except as described in clause (f) immediately above, or unless the managing underwriter otherwise consents or agrees, the Company agrees, and the Company agrees, in connection with any underwritten registration, to use its reasonable best efforts to cause its affiliates to agree, not to effect any public sale or private offer or distribution of any Common Stock during the ten business days prior to the effectiveness under the Securities Act of any underwritten registration and during such time period after the effectiveness under the Securities Act of any underwritten registration (not to exceed 120 days) (except, if applicable, as part of such underwritten registration) as the Company and the managing underwriter agree.

                  (h) Notwithstanding the provisions of SECTIONS 4, 5, 6 OR 7(a), the Company's obligation to file a registration statement, or cause such registration statement to become and remain effective, shall be suspended for a period not to exceed 105 days if (i) at the time the Company is obligated to file a registration statement, the Company or any of its affiliates are engaged in confidential negotiations or other confidential business activities, disclosure of which would be required in such registration statement (but would not be required if such registration statement were not filed), and the Board of Directors of the Company determines in good faith that such disclosure would be materially detrimental to the Company and its stockholders or would have a material adverse effect on any such confidential negotiations or other confidential business activities, or (ii) prior to receiving a request to file a registration statement, the Board of Directors had determined to effect a registered underwritten public offering of the Company's securities for the Company's account and the Company had taken substantial steps (including, but not limited to, selecting a managing underwriter for such offering) and is proceeding with reasonable diligence to effect such offering. A deferral of the filing of a registration statement pursuant to this SECTION 13(h) shall be lifted, and the requested registration statement shall be filed forthwith, if, in the case of a deferral pursuant to clause (i) of the preceding sentence, the negotiations or other activities are disclosed or terminated, or, in the case of a deferral pursuant to clause (ii) of the preceding sentence, the proposed registration for the Company's account is abandoned. In order to defer the filing of a registration statement pursuant to this SECTION 13(h), the Company shall promptly (but in any event within 10 days), upon determining to seek such deferral, deliver to each holder or holders of Restricted Stock or Preferred Stock that has requested that the Company file a registration statement a certificate signed by an executive officer of the Company stating that the Company is deferring such filing pursuant to this SECTION 13(h) and a general statement of the reason for such deferral and an approximation of the anticipated delay. Within 20 days after receiving such certificate, the holders of a majority of the Restricted Stock held by the requesting holders and for which registration was previously requested may withdraw any demand request by giving notice to the Company; if withdrawn, the request shall be deemed not to have been made for all purposes of this Agreement.

The Company may defer the filing of a particular registration statement pursuant to this SECTION 13(h) only once.

                  (i) The Company shall not grant to any third party any registration rights more favorable than or inconsistent with any of those contained herein, so long as any of the registration rights under this Agreement remains in effect.

                  (j) If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

                  (k) The registration rights granted pursuant to SECTION 4 of this Agreement shall terminate with respect to a particular holder of Restricted Stock at such time as such holder is eligible to sell all of such holder's Restricted Stock under Rule 144(k) without limitation.

                  (l) Counsel selected in accordance with this SECTION 13(l) shall be the counsel for which the Company agrees to pay reasonable fees and disbursements under SECTION 8. In the case of any registration requested under
SECTION 4, (i) if the request is initially made under SECTION 4(a), then the holders of at least a majority of the shares of Restricted Stock requested to be included in the registration pursuant to SECTION 4(a) shall be entitled to select the counsel to represent the Investors and (ii) if the request is initially made under SECTION 4(b), then NBC shall be entitled to select the counsel to represent the Investors. In the case of any registration under SECTIONS 5 or 6, holders of at least a majority of the shares of Restricted Stock requested to be included in the registration shall be entitled to select the counsel to represent the Investors.

                  (m) ENTIRE AGREEMENT. This Agreement (i) amends and restates in its entirety the Registration Rights Agreement, dated September 29, 1999 (the "Original Agreement"), by and among the Company and the other parties thereto,
(ii) has been approved in accordance with the terms of the Original Agreement, as evidenced by the signatories hereto and (iii) is binding on all parties to the Original Agreement, whether or not such parties are signatories hereto. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings with respect to such subject matter, including without limitation, the rights and obligations set forth in the Original Agreement and the letter of intent, dated February 11, 2000, between the Company and NBC.

                  (n) HEADINGS. The headings in this Agreement are for convenience and reference only and shall not limit or otherwise affect the meaning hereof.

                  (o) COUNTERPARTS. This Agreement may be executed in any number of counterparts, which may be by facsimile, each of which shall be an original, but all of which together shall constitute one instrument.

                [Remainder of this page intentionally left blank]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                                       COMPANY

                                       DIGITALCONVERGENCE.:COM, INC.


                                       By:  /s/ Patrick V. Stark
                                          -----------------------------------
                                            Name:  Patrick V. Stark
                                            Title: Executive Vice President









First Amended and Restated Registration Rights Agreement - Signature Page

                                       INVESTORS

                                       BCG PARTNERSHIP, LTD.


                                       By:  /s/  William O. Hunt
                                          ------------------------------------
                                            General Partner

                                       Address:  BCG Partnership, Ltd.
                                                 17604 Woods Edge Drive
                                                 Dallas, Texas 75287
                                                 Telephone:  (972) 931-8559
                                                 Telecopy:   (972) 931-4032


                                       B&G PARTNERSHIP, LTD.


                                       By:  /s/  William O. Hunt
                                          ------------------------------------
                                            General Partner

                                       Address:  B&G Partnership, Ltd.
                                                 17604 Woods Edge Drive
                                                 Dallas, Texas 75287
                                                 Telephone:  (972) 931-8559
                                                 Telecopy:   (972) 931-4032


                                       JAT FIVE, LTD.


                                       By:  /s/  Jack A. Turpin
                                          ------------------------------------
                                            Jack A. Turpin, Manager

                                       Address:  JAT FIVE, LTD.
                                                 8201 Preston Road
                                                 Suite 310
                                                 Dallas, Texas 75225
                                                 Telephone:  (214) 692-4253
                                                 Telecopy:   ______________



First Amended and Restated Registration Rights Agreement - Signature Page

                                   BELO ENTERPRISES, INC.


                                   By:  /s/  Mark T. Ryan
                                      ------------------------------------
                                        Name:   Mark T. Ryan
                                        Title:  President

                                   Address:   Belo Enterprises, Inc.
                                              Silverside Carr Executive Center
                                              501 Silverside Road, Suite 401
                                              Wilmington, Delaware 19809
                                              Attn:  President
                                              Telephone:  (302) 792-8464
                                              Telecopy:   (302) 798-3922


                                   YOUNG & RUBICAM INC.


                                   By:  /s/  Michael J. Dolan
                                      ------------------------------------
                                        Name:   Michael J. Dolan
                                        Title   Vice Chairman/CFO

                                   Address:   Young & Rubicam Inc.
                                              285 Madison Avenue
                                              New York, New York 10017
                                              Attention:  ______________
                                              Telephone:  (214) 210-3022
                                              Telecopy:   (214) 687-1393


                                   ING CAPITAL LLC


                                   By:  /s/ Albert J. Staal
                                      ------------------------------------
                                        Name:   Albert J. Staal
                                        Title:  Managing Director

                                   Address: ING Capital, LLC

                                              ____________________________
                                              ____________________________
                                              Telephone: _________________
                                              Telecopy:  _________________




First Amended and Restated Registration Rights Agreement - Signature Page

                                   A. H. Belo Foundation Corporation


                                   By:     /s/ F. Jamieson Clement
                                      ------------------------------------
                                   Name:   F. Jamieson Clement
                                   Title:  Treasurer

                                   Address:   400 S. Record Street
                                              Dallas, Texas 75202
                                              Attn: Judith Segura
                                              Telephone:  (214) 977-6802
                                              Telecopy:   (214) 977-6620







First Amended and Restated Registration Rights Agreement - Signature Page

                                   A.T. CROSS LIMITED


                                   By:   /s/  John T. Ruggieri
                                      ------------------------------------
                                         John T. Ruggieri
                                         Assistant Treasurer

                                   Address:   c/o Appleby Spurling & Kempe
                                              Cedar House, 41 Cedar Avenue
                                              Hamilton 12, Bermuda
                                              Telephone:
                                              Telecopy:







First Amended and Restated Registration Rights Agreement - Signature Page

                                   COCA-COLA OASIS, INC.


                                   By:   /s/  Steve M. Whaley
                                      ------------------------------------
                                         Name:   Steve M. Whaley
                                         Title:  Vice President

                                   Address:   Coca-Cola Oasis, Inc.
                                              c/o The Coca-Cola Company
                                              One Coca-Cola Plaza
                                              Atlanta, GA 30313
                                              Attention: Director of Business
                                              Development
                                              Telephone:  (404) 676-2121
                                              Telecopy:   (404) 676-6275

                                   with copies to:

                                              The Coca-Cola Company
                                              One Coca-Cola Plaza
                                              Atlanta, GA 30313
                                              Attention: General Counsel
                                              Telephone:  (404) 676-2121
                                              Telecopy:   (404) 676-6275





First Amended and Restated Registration Rights Agreement - Signature Page

                                   SCRIPPS-HOWARD PUBLISHING INC.



                                   By:       /s/  Craig C. Standen
                                            -----------------------------------
                                            Craig C. Standen

                                   Title:   SVP, Corporate Development

                                   Address:       The E.W. Scripps Company
                                                  312 Walnut Street, 28th Floor
                                                  Cincinnati, Ohio  45202
                                                  Telephone:  (513) 977-3807
                                                  Telecopy:   (513) 977-3013


























   First Amended and Restated Registration Rights Agreement - Signature Page

                                 SPIELBERG/KATZ ENTERPRISES, LLC


                                 By:       /s/  Mr. Shimon Y. Katz
                                          --------------------------------
                                          Name:  Mr. Shimon Y. Katz
                                          Title: Manager of the Member-Manager

                                 Address: Spielberg/Katz Enterprises, LLC 545 Madison Avenue, Suite 700
                                                 New York, NY  10022
                                                 Attn:
                                                 Telephone:   (212) 759-2700
                                                 Telecopy:    (212) 759-2525






















   First Amended and Restated Registration Rights Agreement - Signature Page

                               Sumitomo Corporation


                               By:       /s/ Atsushi Nishijo
                                        ----------------------------------------
                               Name:    Atsushi Nishijo
                               Title:   Managing Director, C.I.O.
                                        General Manager Media,
                                        Electronics & Information Business Group

                               Address: 1-2-2, Hitotsubashi, Chiyoda-ku Tokyo, 100-8601

                                             Telephone:  +81 3 3217 7012
                                                       -------------------------
                                             Telecopy:   +81 3 3217 7629
                                                       -------------------------





























   First Amended and Restated Registration Rights Agreement - Signature Page

                             TANDY CORPORATION


                             By:       /s/ Mark C. Hill
                                      ------------------------------------------
                                      Mark C. Hill
                                      Senior Vice President, Corporate Secretary
                                      and General Counsel

                             Address:       Tandy Corporation
                                            100 Throckmorton Street
                                            Suite 1900
                                            Fort Worth, Texas  76102
                                            Telephone:    (817) 415-2181
                                            Telecopy:     (817) 415-6593





























   First Amended and Restated Registration Rights Agreement - Signature Page

                                     By:        /s/  Stephanie W. Abramson
                                               -----------------------------

                                     Address:          101 Central Park West
                                                       New York, New York  10023

                                                       -------------------------
                                                       Attn:
                                                            --------------------































   First Amended and Restated Registration Rights Agreement - Signature Page

                                    By:       /s/  David Alexander
                                             ---------------------
                                             Name:  David Alexander
                                             Title:
                                                    ----------------------
                                    Address:        500 Fifth Ave., Suite 2700
                                                    New York,  N.Y.  10110








































   First Amended and Restated Registration Rights Agreement - Signature Page

                                       B&McG HOLDINGS


                                       By:       /s/  Burton Lehman
                                                --------------------------------
                                                Burton Lehman, Mg. Partner

                                       Address:        c/o Schulte, Roth & Zabel
                                                       900 Third Avenue
                                                       New York, NY  10022











































   First Amended and Restated Registration Rights Agreement - Signature Page

                                             By:       /s/  Bruce A. Barnet
                                                      --------------------------
                                                      Bruce A. Barnet

                                             Address:        5 Crooked Mile Rd.
                                                             Westport, CT  06880






























   First Amended and Restated Registration Rights Agreement - Signature Page

                                            By:      /s/  Frank Belatti
                                                     ---------------------------
                                                     Name:   Frank Belatti
                                                     Title:  CEO AFC Enterprises

                                            Address:         330 Cannady Ct.
                                                             Atlanta, GA 30350






























   First Amended and Restated Registration Rights Agreement - Signature Page

                                           By:       /s/  Thomas D. Bell, Jr.
                                                    ---------------------------
                                                    Name:   Thomas D. Bell, Jr.
                                                    Title:  President & CEO

                                           Address:         14 Red Coat Lane
                                                            Greenwich, CT  06830



































   First Amended and Restated Registration Rights Agreement - Signature Page

                                           By:        /s/ James S. Berrien
                                                    ----------------------------
                                                    James S. Berrien

                                           Address:     290 Sturges Highway
                                                        Westport, CT  06880






















First Amended and Restated Registration Rights Agreement - Signature Page

                                           By:        /s/ Darrel G. Besikof
                                                    ----------------------------
                                                    Darrel G. Besikof

                                           Address:    12231 Orchard Ave. W.
                                                       Minnetonka, MN 55305





























First Amended and Restated Registration Rights Agreement - Signature Page

                                           By:        /s/ Kenneth W.  Biermacher
                                                    ----------------------------
                                                    Ken Biermacher

                                           Address:    c/o Kane Russell Coleman
                                                        & Logan
                                                       3700 Thanksgiving Tower
                                                       1601 Elm Street
                                                       Dallas, TX  75201-7207




























First Amended and Restated Registration Rights Agreement - Signature Page

                                           By:        /s/ John R. Bingle
                                                    ----------------------------
                                                    John R. Bingle

                                           Address:    49 North Walton Rd.
                                                       New Canaan, CT  06840




























First Amended and Restated Registration Rights Agreement - Signature Page

                                           By:        /s/ Maks Birnbach
                                                    ----------------------------
                                                    Maks Birnbach

                                           Address:    1165 Park Ave. 8A
                                                       NY, NY  10128
                                                       Attn:    Maks Birnbach



























First Amended and Restated Registration Rights Agreement - Signature Page

                                           By:        /s/ Livio M. Borghese
                                                    ----------------------------
                                                    Name:    Livio Borghese
                                                    Title:
                                                          ----------------------

                                           Address:    79 East 79th
                                                       NY, NY  10021


























First Amended and Restated Registration Rights Agreement - Signature Page

                                           By:        /s/ Richard J. Borinstein
                                                    ----------------------------
                                                    Richard J. Borinstein

                                           Address:    c/o Radio Shack/Tandy
                                                        Corporation
                                                       100 Throckmorton, #1600
                                                       Fort Worth, TX  76102



























First Amended and Restated Registration Rights Agreement - Signature Page

                                           By:       /s/ Daniel B. Brewster, Jr.
                                                    ----------------------------
                                                    Daniel B. Brewster, Jr.

                                           Address:    944 Lake Ave.
                                                       Greenwich, CT 06831



























First Amended and Restated Registration Rights Agreement - Signature Page

                                           By:        /s/ Gerard A. Byrne
                                                    ----------------------------
                                                    Gerard A. Byrne

                                           Address:    6 Peter Cooper Road
                                                       New York, NY 10010



























First Amended and Restated Registration Rights Agreement - Signature Page

                                           By:        /s/ Jeffrey A. Chapman
                                                    ----------------------------
                                                    Jeffrey A. Chapman

                                           Address:    c/o Vinson & Elkins
                                                        L.L.P.
                                                       2001 Ross Avenue
                                                       3700 Trammell Crow Center
                                                       Dallas, Texas  75201-2975






























First Amended and Restated Registration Rights Agreement - Signature Page

                                  By:        /s/  Henry Chiarelli
                                         ---------------------------
                                           Mr. Henry Chiarelli

                                  Address:          c/o Tandy Corporation
                                                    100 Throckmorton, #1400
                                                    Fort Worth, TX 76102


First Amended and Restated Registration Rights Agreement - Signature Page

                                  By:        /s/  David Christopher
                                        --------------------------------------
                                           Mr. Dave Christopher

                                  Address:          c/o Tandy Corporation
                                                    100 Throckmorton, #1900
                                                    Fort Worth, TX 76102


First Amended and Restated Registration Rights Agreement - Signature Page

                                             /s/  William Clarke
                                           -----------------------------------
                                           Name:    William Clarke

                                   Address:         4 Wild Iris Lane
                                                    Fairview, NC 28730



First Amended and Restated Registration Rights Agreement - Signature Page

                                   By:        /s/  Kenneth D. Cole
                                            ----------------------------------
                                            Name:    Kenneth D. Cole
                                            Title:
                                                     -------------------------

                                   Address:          1619 Purchase St.
                                                     Purchase, N.Y.  10577



First Amended and Restated Registration Rights Agreement - Signature Page

                                   By:        /s/  Joseph M. Coleman
                                            ----------------------------------
                                            Name:  Joseph M. Coleman

                                   Address:        6416 Shady Oaks
                                                   Plano, TX  75093



First Amended and Restated Registration Rights Agreement - Signature Page

                                  By:        /s/  Mark Colodny
                                             ---------------------------------
                                             Mark Colodny

                                  Address:          59 East 92nd St, #3
                                                    NY NY 10128




First Amended and Restated Registration Rights Agreement - Signature Page

                                  By:        /s/  James C. Cooksey
                                           -----------------------------------
                                           James C. Cooksey

                                  Address:          12750 Merit    #1310
                                                    Dallas, TX  75251



First Amended and Restated Registration Rights Agreement - Signature Page

                                  By:        /s/  Lawrence R. Cowart
                                           -----------------------------------
                                           Lawrence R. Cowart

                                  Address:          18 Park Lane
                                                    Atlanta, Georgia  30309



First Amended and Restated Registration Rights Agreement - Signature Page

                                  DCGI ASSOCIATES LLC


                                  By:        /s/  Mr. Shimon Y. Katz
                                           -----------------------------------
                                           Mr. Shimon Y. Katz
                                           Title:   Member-Manager

                                  Address:  DCGI Associates LLC
                                            c/o Spielberg/Katz Enterprises, LLC
                                            Attn:    Shimon Y. Katz
                                            545 Madison Avenue, Suite 700



First Amended and Restated Registration Rights Agreement - Signature Page

                                  By:        /s/  Denise De Clercq
                                           -----------------------------------
                                           Name:    Denise De Clercq

                                  Address:          Hugo Verrieststraat 33
                                                    Gent     Belgium



First Amended and Restated Registration Rights Agreement - Signature Page

                                  Devillier Donegan Enterprises Inc.


                                  By:        /s/  Ronald J. Devillier
                                           -----------------------------------
                                           Ronald J. Devillier
                                           Title:  Pres & CEO

                                  Address:         4401 Connecticut Avenue NW
                                                   Wash  D.C.  20008


First Amended and Restated Registration Rights Agreement - Signature Page

                                  By:        /s/  Michael J. Dolan
                                           -----------------------------------
                                  Name:    Michael J. Dolan
                                  Title:   Vice Chairman/CFO

                                  Address:          15 E. 69th ST., #6C
                                                    NY, NY 10021



First Amended and Restated Registration Rights Agreement - Signature Page

                                  By:        /s/  David J. Edmondson
                                           -----------------------------------
                                           Mr. Dave Edmondson
                                           4/14/00

                                  Address:          c/o Tandy Corporation
                                                    100 Throckmorton, #1900
                                                    Fort Worth, TX 76102




First Amended and Restated Registration Rights Agreement - Signature Page

                             E.F.G. PRIVATE BANK SA

                             By:        /s/  Silvio Maglio    Christophe Trueck
                                      -----------------------------------------
                             Name:    Silvio Maglio  - Christophe Trueck
                             Title:   Vice President - Assistant Vice President

                             Address:          E.F.G. Private Bank SA
                                               24, Quai du Seujet
                                               C.P. 2391 1211 Geneve 2
                                               Switzerland



First Amended and Restated Registration Rights Agreement - Signature Page

                                  By:        /s/  Ronald E. Elmquist
                                           -----------------------------------
                                           Mr. Ronald E. Elmquist

                                  Address:      c/o Keystone Automative
                                                44 Tunkhannock Avenue
                                                Exeter, PA  18643-1299



First Amended and Restated Registration Rights Agreement - Signature Page

                                  By:        /s/  Jay R. Feldman
                                            ----------------------------------
                                            Jay R. Feldman

                                  Address:          13018 Boswell Ct
                                                    Potamac, MD 20854


First Amended and Restated Registration Rights Agreement - Signature Page

                                  By:        /s/  Jon Feldman
                                            ----------------------------------
                                            Jon Feldman

                                  Address:        151 S. Orange Drive
                                                  Los Angeles, CA 90036


First Amended and Restated Registration Rights Agreement - Signature Page

                                  By:         /s/  Evelyn Follit
                                             ---------------------------------
                                             Evelyn Follit

                                  Address:          c/o Tandy Corporation
                                                    200 Taylor Street, #400
                                                    Fort Worth, TX 76102


First Amended and Restated Registration Rights Agreement - Signature Page

                                  FORBES FAMILY HOLDINGS INC.


                                  By:        /s/  Joel B. Redler
                                           -----------------------------------
                                           Name:   Joel B. Redler
                                           Title:  VP    Treas.

                                  Address:         60 Fifth Avenue
                                                   N.Y.      N.Y.  10011


First Amended and Restated Registration Rights Agreement - Signature Page

                                                               4/13/00

                                  By:        /s/  David Frankel
                                           -----------------------------------
                                           Name:  David Frankel

                                  Address:        3507 St. Guadens Rd.
                                                  Miami, FL 33133


First Amended and Restated Registration Rights Agreement - Signature Page

                                   By:  /s/  Dain T. Fritz
                                        -------------------------------------
                                             Dain T. Fritz

                                   Address:    14 Moss Ledge Road
                                               Westport, CT 06880

































   First Amended and Restated Registration Rights Agreement - Signature Page

                                   By:    /s/  Charles B. Fruit
                                        -------------------------------------
                                          Name:  Charles B. Fruit

                                   Address:      2845 Andrews Drive
                                                 Atlanta, GA 30305































   First Amended and Restated Registration Rights Agreement - Signature Page

                                   By:    /s/  Geoffrey D. Garin
                                        -------------------------------------
                                          Name:  Geoffrey D. Garin

                                   Address:      5904 32nd Street NW
                                                 Washington, DC 20015





























   First Amended and Restated Registration Rights Agreement - Signature Page

                                   By:    /s/  Peter A. Georgescu
                                        -------------------------------------
                                          Name:   Peter A. Georgescu
                                          Title:  Chairman Emeritus

                                   Address:       Young & Rubicam
                                                  285 Madison Ave
                                                  New York, N.Y. 10017


























   First Amended and Restated Registration Rights Agreement - Signature Page

                                  By:     /s/  Peter Godfrey
                                        -------------------------------------
                                          Peter Godfrey

                                  Address:      128 Beachside Avenue
                                                Westport, CT  06880






























   First Amended and Restated Registration Rights Agreement - Signature Page

                                   By:    /s/  Robert A. Goodin
                                        -------------------------------------
                                          Name:  Robert A. Goodin
                                          Title:
                                                -----------------------------

                                   Address:      505 Sansome St, Ste. 900
                                                 San Francisco, CA 94111






























   First Amended and Restated Registration Rights Agreement - Signature Page

                                   By:    /s/  Peter Guber
                                        -------------------------------------
                                          Name:  Peter Guber
                                          Title:
                                                -----------------------------

                                   Address:      5555 Melrose Avenue
                                                 Hollywood, CA 90038





























   First Amended and Restated Registration Rights Agreement - Signature Page

                                   By:    /s/  Richard L. Harter
                                        -------------------------------------
                                          Name:   Richard L. Harter
                                          Title:  Vice President-Sales

                                   Address:       75 Louise's Lane
                                                  New Canaan, CT 06840























   First Amended and Restated Registration Rights Agreement - Signature Page

                               By:  /s/  John A. Herfort   Diane S. Wallerstein
                                  ---------------------------------------------
                                    John A. Herfort        Diane S. Wallerstein

                               Address:     1130 Park Ave.
                                            NYC, NY 10128





















   First Amended and Restated Registration Rights Agreement - Signature Page

                                   By:    /s/  Jacob D. Hill
                                        -------------------------------------
                                          Jacob Hill

                                   Address:     155 W. 68th #1514
                                                New York, NY 10023
                                                Attn: Jacob Hill



















   First Amended and Restated Registration Rights Agreement - Signature Page

                                         By:       /s/  Mark C. Hill
                                                  ------------------------------
                                                  Mr. Mark C. Hill

                                         Address:        c/o Tandy Corporation
                                                         100 Throckmorton, #1900
                                                         Fort Worth, TX 76102





































   First Amended and Restated Registration Rights Agreement - Signature Page

                                         By:       /s/  Dwain Hughes
                                                  ------------------------------
                                                  Mr. Dwain Hughes

                                         Address:        c/o Tandy Corporation
                                                         100 Throckmorton, #1900
                                                         Fort Worth, TX 76102





























   First Amended and Restated Registration Rights Agreement - Signature Page

                                         By:        /s/  Loren K. Jensen
                                                   -----------------------------
                                                   Loren Jensen

                                         Address:        c/o Tandy Corporation
                                                         100 Throckmorton, #1800
                                                         Fort Worth, TX 76102



































   First Amended and Restated Registration Rights Agreement - Signature Page

                                       JGM CAPITAL

                                       By:       /s/  John Mccolskey
                                                --------------------------------
                                                Name:  John G. McColskey
                                                Title:  President

                                       Address:          1075 Brookhaven Sq.
                                                         Atlanta, GA 30319
                                                         Attn: John G. McColskey



































   First Amended and Restated Registration Rights Agreement - Signature Page

                                       By:       /s/  David P. Johnson
                                                --------------------------------
                                                Mr. David Johnson

                                       Address:        c/o Tandy Corporation
                                                       100 Throckmorton, #1600
                                                       Fort Worth, TX 76102































   First Amended and Restated Registration Rights Agreement - Signature Page

                                         By:       /s/  Wilma H. Jordan
                                                  ------------------------------
                                                  Wilma H. Jordan

                                         Address:        150 E. 52nd, 18th Floor
                                                         New York 10022
































   First Amended and Restated Registration Rights Agreement - Signature Page

                                           By:      /s/  Robert Kamerschen
                                                  ------------------------------
                                                    Mr. Robert J. Kamerschen

                                           Address:        c/o DIMAC Corporation
                                                           200 Day Hill Road
                                                           Windsor, CT 06095




























   First Amended and Restated Registration Rights Agreement - Signature Page

                                By:         /s/  Raymond J. Kane
                                           -------------------------------------
                                           Mr. Ray Kane

                                Address: c/o Kane Russell Coleman & Logan 3700 Thanksgiving Tower
                                                1601 Elm Street
                                                Dallas, TX  75201-7207
                                                Attn:



































   First Amended and Restated Registration Rights Agreement - Signature Page

                                         By:       /s/  Robert Kelsoe
                                                  ------------------------------
                                                  Name:  Robert Kelsoe

                                         Address:        5220 Spring Valley Road
                                                         Suite 500
                                                         Dallas, Texas  75240


































   First Amended and Restated Registration Rights Agreement - Signature Page

                                     By:       /s/  Winthrop Knowlton
                                              ----------------------------------
                                              Winthrop Knowlton

                                     Address:        c/o Knowlton Brothers, Inc.
                                                     530 Fifth Avenue
                                                     NY, NY  10036































   First Amended and Restated Registration Rights Agreement - Signature Page

                                    By:        /s/  Keith Kocho
                                             ---------------------------------
                                             Name:  Keith Kocho
                                             Title: Founder and CEO

                                    Address:        1651 N. Beverly Drive
                                                    Beverly Hills, CA 90210




First Amended and Restated Registration Rights Agreement - Signature Page

                                    By:        /s/  Frank Konigsberg
                                             ---------------------------------
                                             Frank Konigsberg

                                    Address:        7919 Sunset Blvd.
                                                    Los Angeles, CA 90046




First Amended and Restated Registration Rights Agreement - Signature Page

                                    By:        /s/  Steven R. Koonin
                                             ---------------------------------
                                             Steven R. Koonin

                                    Address:       74 Gateside Place
                                                   Marietta, GA 30067




First Amended and Restated Registration Rights Agreement - Signature Page

                               By:        /s/  Sharon Korman
                                        ----------------------------------------
                                        Sharon Korman as trustee for Eric Korman

                               Address:          911 Park Avenue
                                                 New York, New York 10021
                                                 Attn: Sharon Korman




First Amended and Restated Registration Rights Agreement - Signature Page

                                    By:        /s/  Lewis F. Kornfeld, Jr.
                                             ---------------------------------
                                             Mr. Lewis F. Kornfeld, Jr.

                                    Address:     1000 Throckmorton, Suite #405
                                                 Fort Worth, TX  76102




First Amended and Restated Registration Rights Agreement - Signature Page

                                     By:        /s/  William P. Kupper, Jr.
                                              --------------------------------
                                              William P. Kupper, Jr.

                                     Address:          51 W. Branch Rd.
                                                       Weston, CT  06883




First Amended and Restated Registration Rights Agreement - Signature Page

                                    By:        /s/  Kevin Lavan
                                              --------------------------------
                                              Kevin Lavan

                                    Address:
                                                    ---------------------------
                                                    ---------------------------




First Amended and Restated Registration Rights Agreement - Signature Page

                                    By:        /s/  Chris Malinowski
                                              --------------------------------
                                              Chris Malinowski

                                    Address:          5800 Kingsbrook
                                                      Plano, TX 75093




First Amended and Restated Registration Rights Agreement - Signature Page

                                    By:        /s/  Debra Malinsky
                                              --------------------------------
                                              Debra Malinsky

                                    Address:          6800 Del Norte, #133
                                                      Dallas, TX 75225




First Amended and Restated Registration Rights Agreement - Signature Page

                                    By:       /s/  Kenneth L. Marks
                                             ---------------------------------
                                             Kenneth L. Marks

                                    Address:          12 Beach Drive
                                                      Darien, CT 06820




First Amended and Restated Registration Rights Agreement - Signature Page

                                    By:        /s/  Thomas N. Matlack
                                           -----------------------------------
                                           Name:   Thomas N. Matlack
                                           Title:  Managing Director

                                    Address:       362 Commonwealth Avenue, #PHB
                                                   Boston, MA  02116




First Amended and Restated Registration Rights Agreement - Signature Page

                                    By:        /s/  Peter W. May
                                             ---------------------------------
                                             Peter W. May

                                    Address:          280 Park Avenue
                                                      NY, NY  10017
                                                      41st Fl.




First Amended and Restated Registration Rights Agreement - Signature Page

                                    By:        /s/  Jim McDonald
                                             ---------------------------------
                                             Mr. Jim McDonald

                                    Address:        c/o Tandy Corporation
                                                    100 Throckmorton, #1100
                                                    Fort Worth, TX 76102




First Amended and Restated Registration Rights Agreement - Signature Page

                                    By:       /s/ Donald M. McGuire
                                             ---------------------------------
                                             Donald M. McGuire

                                    Address:          23 Carleton St.
                                                      Greenwich, CT  06830




First Amended and Restated Registration Rights Agreement - Signature Page

                                    By:        /s/  Bryan McMillan
                                              --------------------------------
                                              Bryan McMillan

                                    Address:          2540 Prestonwood Drive
                                                      Plano, TX 75093




First Amended and Restated Registration Rights Agreement - Signature Page

                                    By:        /s/  Joseph McOwen
                                             ---------------------------------
                                             Name:  Joseph McOwen
                                             Title:
                                                    --------------------------

                                    Address:        3230 S. Ocean Blvd.
                                                    Palm Beach, FL  33480




First Amended and Restated Registration Rights Agreement - Signature Page

                                 By:        /s/  Jack L. Messman
                                          -------------------------------------
                                          Mr. Jack Messman

                                 Address: c/o Cambridge Technology Partners 8 Cambridge Center
                                             Cambridge, MA  02142




First Amended and Restated Registration Rights Agreement - Signature Page

                                    By:        /s/  Knox Millar
                                             ---------------------------------
                                             Name:    Knox Millar
                                             Title:
                                                      ------------------------

                                    Address:          194 West Lane
                                                      Ridgefield, CT  06877




First Amended and Restated Registration Rights Agreement - Signature Page

                                    By:        /s/  Martin Moad
                                             ---------------------------------
                                             Mr. Martin Moad

                                    Address:        c/o Tandy Corporation
                                                    100 Throckmorton, #1800
                                                    Fort Worth, TX 76102




First Amended and Restated Registration Rights Agreement - Signature Page

                                    By:        /s/  Anthony Morgano
                                             ---------------------------------
                                             Anthony Morgano

                                    Address:       194 Roxbury Rd
                                                   Garden City, N.Y. 11530




First Amended and Restated Registration Rights Agreement - Signature Page

                                     By:        /s/  William G. Morton, Jr.
                                              --------------------------------
                                              Mr. William G. Morton, Jr.

                                     Address:       Boston Stock Exchange, Inc.
                                                    100 Franklin Street
                                                    Boston, MA  02110




First Amended and Restated Registration Rights Agreement - Signature Page

                                     By:        /s/  Douglas P.C.  Nation
                                              --------------------------------
                                              Douglas P.C. Nation

                                     Address:
                                                 -----------------------------
                                                 -----------------------------
                                                 -----------------------------




First Amended and Restated Registration Rights Agreement - Signature Page

                                     By:        /s/  Anthony Peyser
                                              --------------------------------
                                              Name:   Anthony Peyser
                                              Title:
                                                      ------------------------

                                     Address:         160 W 86th St 15A
                                                      NYC   10024




First Amended and Restated Registration Rights Agreement - Signature Page

                                     By:        /s/  Thomas G. Plaskett
                                              --------------------------------
                                              Mr. Thomas G. Plaskett

                                     Address:       c/o Williams Square
                                                    5215 N. O'Connor, #1070
                                                    Irving, TX 75039




First Amended and Restated Registration Rights Agreement - Signature Page

                                     By:        /s/  Lou Provost
                                               -------------------------------
                                               Lou Provost

                                     Address:       c/o Tandy Corporation
                                                    100 Throckmorton, #1600
                                                    Fort Worth, TX 76102




First Amended and Restated Registration Rights Agreement - Signature Page

                                     By:        /s/  Michael A. Quint
                                               -------------------------------
                                               Mr. Mike Quint

                                     Address:      c/o Jackson & Cooksey
                                                   12750 Merit, Suite 1310
                                                   Dallas, TX 75251




First Amended and Restated Registration Rights Agreement - Signature Page

                                     By:        /s/  Richard Ramsey
                                              --------------------------------
                                              Mr. Richard Ramsey

                                     Address:       c/o Tandy Corporation
                                                    100 Throckmorton, #1800
                                                    Fort Worth, TX 76102




First Amended and Restated Registration Rights Agreement - Signature Page

                                     By:        /s/  Leonard H. Roberts
                                              --------------------------------
                                              Mr. Leonard H. Roberts

                                     Address:      c/o Tandy Corporation
                                                   100 Throckmorton, #1900
                                                   Fort Worth, TX 76102




First Amended and Restated Registration Rights Agreement - Signature Page

                                     By:  /s/ Richard T. Robertson
                                          /s/ Marianne Robertson
                                          ------------------------------------
                                          Name:  Richard T. & Marianne Robertson
                                          Title:
                                                 -----------------------------

                                     Address:    1531 Lindacrest Drive
                                                 Beverly Hills, CA  90210




First Amended and Restated Registration Rights Agreement - Signature Page

                                     By:        /s/  Johnathan Rodgers
                                              --------------------------------
                                              Johnathan Rodgers

                                     Address:       3120 Newark St.
                                                    Washington, DC  20008




First Amended and Restated Registration Rights Agreement - Signature Page

                                     By:        /s/  Larry Sanitsky
                                              --------------------------------
                                              Larry Sanitsky

                                     Address:      9340 Readcrest Dr.
                                                   Beverly Hills, CA  90210




First Amended and Restated Registration Rights Agreement - Signature Page

                                     By:        /s/  Brian D. Sayers
                                              --------------------------------
                                              Brian D. Sayers

                                     Address:        5516 Roland Drive
                                                     Plano TX 75093




First Amended and Restated Registration Rights Agreement - Signature Page

                                     By:        /s/  Steven J. Simmons
                                              --------------------------------
                                              Steven J. Simmons

                                     Address:        66 Winding Lane
                                                     Greenwich, CT 06831




First Amended and Restated Registration Rights Agreement - Signature Page

                                     By:        /s/  Francesca Spinelli
                                              --------------------------------
                                              Francesca Spinelli

                                     Address:       c/o Tandy Corporation
                                                    100 Throckmorton, #1900
                                                    Fort Worth, TX 76102




First Amended and Restated Registration Rights Agreement - Signature Page

                                     By:        /s/  Mark E. Stanley
                                              --------------------------------
                                              Mr. Mark Stanley

                                     Address:        c/o Tandy Corporation
                                                     100 Throckmorton, #1100
                                                     Fort Worth, TX 76102




First Amended and Restated Registration Rights Agreement - Signature Page

                                     THE A.J. STEIN FAMILY TRUST DTD 10/14/83


                                     By:        /s/  Alfred J. Stein
                                              --------------------------------
                                              Mr. Alfred J. Stein

                                     Address:       410 Old Oak Court
                                                    Los Altos, CA 94022




First Amended and Restated Registration Rights Agreement - Signature Page

                                     By:        /s/  Dennis Stoutenburgh
                                              --------------------------------
                                              Dennis Stoutenburgh

                                     Address:        2804 Rosedale Ave.
                                                     Dallas, TX 75205




First Amended and Restated Registration Rights Agreement - Signature Page

                                     DAVID TARLOW & CO., CPA, PC


                                     By:        /s/  Charles Golden
                                              --------------------------------
                                              Name:  Charles Golden
                                              Title: Pres.

                                     Address:        60 East 42nd St
                                                     New York, NY 10165




First Amended and Restated Registration Rights Agreement - Signature Page

                                     By:        /s/  Tim G. Temple
                                              --------------------------------
                                              Name:  Tim G. Temple
                                              Title:
                                                     -------------------------

                                     Address:        1509 Chimney Works
                                                     Southlake, TX  76092




First Amended and Restated Registration Rights Agreement - Signature Page

                                     By:        /s/  John C. Thomas, Jr.
                                              --------------------------------
                                              John C. Thomas, Jr.

                                     Address:        14 Sutton Place So.
                                                     New York, N.Y. 10022




First Amended and Restated Registration Rights Agreement - Signature Page

                                     By:        /s/  William E. Tucker
                                              --------------------------------
                                              Mr. William E. Tucker

                                     Address:       100 Throckmorton, #416
                                                    Fort Worth, TX 76102




First Amended and Restated Registration Rights Agreement - Signature Page

                                      By:        /s/  Stuart Turner
                                               -------------------------------
                                               Name:  Stuart Turner
                                               Title:
                                                      ------------------------

                                      Address:        72 Biltmore Estates
                                                      Phoenix, AZ 85016




First Amended and Restated Registration Rights Agreement - Signature Page

                                      VINSON & ELKINS L.L.P.

                                      By:        /s/  William R. Volk
                                               -------------------------------
                                               Name:  William R. Volk
                                               Title: Partner

                                      Address:        Vinson & Elkins L.L.P.
                                                      2001 Ross Avenue
                                                      3700 Trammell Crow Center
                                                      Dallas, Texas  75201-2975




First Amended and Restated Registration Rights Agreement - Signature Page

                                      By:        /s/  Mark P. Weill
                                               -------------------------------
                                               Name:  Mark P. Weill
                                               Title:
                                                      ------------------------

                                      Address:        399 Park Avenue
                                                      NY, NY  10043




First Amended and Restated Registration Rights Agreement - Signature Page

                                      By:        /s/  William F. Weld
                                               -------------------------------
                                               Name:  William F. Weld
                                               Title:

                                      Address:
                                                      ------------------------
                                                      ------------------------
                                                      ------------------------




First Amended and Restated Registration Rights Agreement - Signature Page

                                      By:        /S/  Bourne F. Welsh
                                               -------------------------------
                                               Bourne F. Welsh

                                      Address:     501 E. 79th St.
                                                   NYC, NY 10021




First Amended and Restated Registration Rights Agreement - Signature Page

                                      By:        /s/  Leah Welsh
                                                ------------------------------
                                                Leah Welsh

                                      Address:       6417 Maryland Drive
                                                     Los Angeles, CA 90048




First Amended and Restated Registration Rights Agreement - Signature Page

                                      By:        /s/  Edwina D. Woodbury
                                               -------------------------------
                                               Edwina D. Woodbury

                                      Address:       629 Totten Place
                                                     Chapel Hill, NC 27514




First Amended and Restated Registration Rights Agreement - Signature Page

                                NBC - DCCI HOLDING, INC.


                                By:     /s/
                                      ----------------------------------------
                                      Name:
                                           -----------------------------------
                                      Title:
                                            ----------------------------------

                                Address: c/o National Broadcasting Company, Inc.
                                         30 Rockefeller Plaza
                                         46th Floor (4618E)
                                         New York, New York  10112
                                         Attn:  Brandon Burgess




First Amended and Restated Registration Rights Agreement - Signature Page